UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ARES STRATEGIC INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Ares Strategic Income Fund
245 Park Avenue, 44th Floor
New York, NY 10167
April 3, 2026
Dear Shareholder:
You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Ares Strategic Income Fund (the “Fund”) to be held virtually on June 24, 2026 at 12:00 p.m. Eastern Time. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ASIF2026. Shareholders of record as of the close of business on March 27, 2026, the record date for the Annual Meeting, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, shareholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Fund intends to answer questions that are pertinent to the Fund and the official business of the Annual Meeting, subject to time constraints.
Shareholders are encouraged to enter the virtual Annual Meeting site prior to the start time in order to leave ample time to confirm the internet connection is sufficient to access the site and to allow sufficient time to log in and familiarize themselves with the virtual meeting platform. The virtual meeting platform is supported across different internet browsers and various devices (desktops, laptops, tablets, and smart phones) that have the most updated version of applicable software installed. Technical support will be available beginning 15 minutes prior to, and through the conclusion of, the Annual Meeting. For shareholders encountering any technical difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.
The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. At the meeting, you will be asked to consider and vote upon the election of seven trustees of the Fund and to ratify the selection of KPMG LLP as the Fund’s independent registered public accounting firm.
Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting at the meeting but will assure that your vote is counted if you are unable to attend the meeting.
On behalf of your board of trustees, thank you for your continued interest and support.
Sincerely,

R. Kipp deVeer Chairperson of the Board of Trustees

Ares Strategic Income Fund
245 Park Avenue, 44th Floor
New York, NY 10167

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ON JUNE 24, 2026
To the Shareholders of Ares Strategic Income Fund:
Notice is hereby given that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Ares Strategic Income Fund, a Delaware statutory trust (the “Fund”), will be held virtually on June 24, 2026 at 12:00 p.m. Eastern Time for the following purposes:
1.
To consider and vote upon the election of seven trustee nominees to serve as trustees until the 2029 annual meeting of shareholders and until their successors are duly elected and qualify;

2.
To consider and vote upon the ratification of the selection of KPMG LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2026; and

3.
To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be conducted virtually. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ASIF2026. Shareholders of record as of the close of business on March 27, 2026, the record date for the Annual Meeting, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, shareholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Fund intends to answer questions that are pertinent to the Fund and the official business of the Annual Meeting, subject to time constraints.
Shareholders are encouraged to enter the virtual Annual Meeting site prior to the start time in order to leave ample time to confirm the internet connection is sufficient to access the site and to allow sufficient time to log in and familiarize themselves with the virtual meeting platform. The virtual meeting platform is supported across different internet browsers and various devices (desktops, laptops, tablets, and smart phones) that have the most updated version of applicable software installed. Technical support will be available beginning 15 minutes prior to, and through the conclusion of, the Annual Meeting. For shareholders encountering any technical difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.
Only the Fund’s shareholders of record at the close of business on March 27, 2026 will be entitled to receive notice of and vote at the meeting.
It is important that all shareholders participate in the affairs of the Fund, regardless of the number of shares owned. Accordingly, the Fund urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the meeting. Instructions are shown on the proxy card.
You have the option to revoke your proxy at any time prior to the meeting and to vote your shares personally if you attend the meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Fund.

As always, the Fund encourages you to vote your shares at the Annual Meeting.
By Order of the Board of Trustees,
Ian Fitzgerald
Secretary
New York, New York
April 3, 2026

Ares Strategic Income Fund
245 Park Avenue, 44th Floor
New York, NY 10167

PROXY STATEMENT
2026 ANNUAL MEETING OF SHAREHOLDERS
The proxy card that accompanies this proxy statement is being solicited by the board of trustees (the “Board”) of Ares Strategic Income Fund, a Delaware statutory trust (the “Fund,” “we,” “us” or “our”), for use at the Fund’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually on June 24, 2026 at 12:00 p.m. Eastern Time, or at any adjournment or postponement thereof. The Fund’s Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2025, was previously filed with the Securities and Exchange Commission (the “Commission”) on March 9, 2026. This proxy statement, the Notice of Annual Meeting of Shareholders and the accompanying proxy card, together with a copy of the Fund’s Annual Report on Form 10-K, are first being released to the Fund’s shareholders on or about April 3, 2026.
The Annual Meeting will be conducted virtually. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ASIF2026. Shareholders of record as of the close of business on March 27, 2026, the record date for the Annual Meeting, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, shareholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Fund intends to answer questions that are pertinent to the Fund and the official business of the Annual Meeting, subject to time constraints.
Shareholders are encouraged to enter the virtual Annual Meeting site prior to the start time in order to leave ample time to confirm the internet connection is sufficient to access the site and to allow sufficient time to log in and familiarize themselves with the virtual meeting platform. The virtual meeting platform is supported across different internet browsers and various devices (desktops, laptops, tablets, and smart phones) that have the most updated version of applicable software installed. Technical support will be available beginning 15 minutes prior to, and through the conclusion of, the Annual Meeting. For shareholders encountering any technical difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.
We encourage you to vote your shares, either by voting at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly authorize your proxy and the Fund receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If no specification is made, the votes entitled to be cast by the holders of such shares will be cast FOR the election of the seven trustee nominees and FOR the ratification of KPMG LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2026.
Any shareholder “of record” (i.e., shareholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Fund in writing before or at the Annual Meeting or by voting during the Annual Meeting. However, the mere presence of the shareholder at the Annual Meeting does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your broker, bank or other institution or nominee. If your shares are held for your account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting.
Unless revoked as stated above, the Fund’s common shares of beneficial interest, including Class S shares, Class D shares and Class I shares (“common shares”) represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting.
With respect to the election of trustees, proxies cannot be voted for a greater number of persons than the number of nominees named.
The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Shareholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.
The record date for determination of shareholders entitled to vote at the Annual Meeting is the close of business on March 27, 2026. As of the close of business on March 27, 2026, there were 391,273,494 common shares of the Fund outstanding and entitled to vote at the Annual Meeting. Each common share has one vote. If your shares are held for your account by a broker, bank or other institution or nominee, your broker, bank or other institution or nominee will not vote your shares unless you provide instructions to your broker, bank or other institution or nominee on how to vote your shares. You should instruct your broker, bank or other institution or nominee how to vote your shares by following the voting instructions provided by your broker, bank or other institution or nominee. The presence (including by proxy) of shareholders of the Fund holding 50% of the outstanding shares of the Fund (without regard to class or series) shall constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the chairperson of the meeting or the shareholders entitled to vote at such meeting, present in person or by proxy, may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Fund. If a quorum is not present after an adjournment, the chairperson of the Annual Meeting may determine not to proceed with the Annual Meeting, which would result in the current board of trustees being held over until the earlier of our 2027 annual meeting of shareholders or the date, if any, on which their successors are duly elected and qualify.
Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals.
You may vote “For” or “Against,” or abstain from voting on, Proposal 1 (to consider and vote upon the election of seven trustee nominees to serve as trustees until the 2029 annual meeting of shareholders and until their successors are duly elected and qualify). The affirmative vote of shares representing at least a majority of all of the votes cast at a meeting at which a quorum is present is required under the Fund’s Bylaws (as amended, the “Bylaws”) to elect each trustee in Proposal 1 (meaning that the number of votes cast “For” a trustee must exceed the number of votes cast “Against” such trustee for him or her to be elected). For purposes of the vote on Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
You may vote “For” or “Against,” or abstain from voting on, Proposal 2 (to ratify the selection of KPMG LLP as the Fund’s independent registered public accounting firm). The affirmative vote of shares representing at least a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of Proposal 2 (meaning that the number of votes cast “For” the proposal must exceed the number of votes cast “Against” the proposal). For purposes of the vote on Proposal 2, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.
The Fund, and, ultimately, its shareholders, will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of common shares held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Fund will reimburse for its expenses in so doing. In addition to the use of mail, trustees, officers and regular employees of Ares Capital Management LLC, the Fund’s investment adviser (“Ares Capital Management” or the “investment adviser”), or Ares Operations LLC, the Fund’s administrator (“Ares Operations” or the “administrator”), without special compensation therefor, may solicit proxies personally or by telephone, text message, electronic mail, facsimile or other electronic means from shareholders. The address of each of Ares Capital Management and Ares Operations is 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067.
The Fund has engaged the services of Broadridge Investor Communication Solutions, Inc.(“Broadridge”) for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $150,000, plus reimbursement of certain expenses and fees for additional services requested. The services to be performed by Broadridge will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Fund in the solicitation of proxies from the Fund’s shareholders entitled to vote at the Annual Meeting. Please note that Broadridge may solicit stockholder proxies by telephone or by text message on behalf of the Fund. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone or by text message and to have your voting instructions transmitted to the Fund’s proxy tabulation firm.
PROPOSAL 1: ELECTION OF TRUSTEES
Pursuant to the Fund’s declaration of trust, the Fund’s trustees serve an initial term that will expire at the Annual Meeting, and, following such initial term, the Fund’s trustees will be elected for terms expiring at the annual meeting of shareholders held each third year thereafter. Each trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
The terms of Sandra R. Anceleitz, Ann Torre Bates, Steven B. McKeever, Eric B. Siegel, R. Kipp deVeer, Mitchell Goldstein and Michael L. Smith will expire at the Annual Meeting. The nominating and governance committee of the Board has recommended, and the Board has nominated, Sandra R. Anceleitz, Ann Torre Bates, Steven B. McKeever, Eric B. Siegel, R. Kipp deVeer, Mitchell Goldstein and Michael L. Smith to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2029 and until their successors are duly elected and qualify. Sandra R. Anceleitz, Ann Torre Bates, Steven B. McKeever, Eric B. Siegel, R. Kipp deVeer, Mitchell Goldstein and Michael L. Smith have agreed to serve as trustees if elected and have consented to be named as nominees. The Bylaws provide that trustees shall be elected by the affirmative vote of shares representing at least a majority of all of the votes cast at a meeting at which a quorum is present. As a result, the affirmative vote of shares representing at least a majority of all the votes cast at the meeting is required to elect Sandra R. Anceleitz, Ann Torre Bates, Steven B. McKeever, Eric B. Siegel, R. Kipp deVeer, Mitchell Goldstein and Michael L. Smith as trustees of the Fund for the term for which they have been nominated.
A shareholder can vote “For” or “Against” or abstain from voting with respect to each such nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the nominees named herein. If any nominee should decline or be unable to serve as a trustee, it is intended that the proxy will be voted for the election of such person as is nominated as a replacement by the nominating and governance committee and by the Board. The Board has no reason to believe that any nominee will be unable or unwilling to serve.
The Board unanimously recommends that you vote FOR the election of each of Sandra R. Anceleitz, Ann Torre Bates, Steven B. McKeever, Eric B. Siegel, R. Kipp deVeer, Mitchell Goldstein and Michael L. Smith as trustees of the Fund for the term for which they have been nominated.
Information about the Trustee Nominees, Trustees, the Executive Officers and Certain Other Officers
The following information as of March 27, 2026 was furnished to the Fund by each currently serving trustee, each executive officer and each other listed officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices such person has held with the Fund, and the period during which he or she has served as a trustee, executive officer or other listed officer of the Fund.

Sandra R. Anceleitz, Ann Torre Bates, Steven B. McKeever, Eric B. Siegel, R. Kipp deVeer, Mitchell Goldstein and Michael L. Smith currently serve as trustees of the Fund. None of the Fund’s trustees were proposed for election, nor has any trustee, executive officer or other listed officer of the Fund been selected as a trustee, executive officer or other officer of the Fund, pursuant to any agreement or understanding with the Fund or any other person. As used herein, Ares Management Corporation and its affiliated companies (other than portfolio companies of its affiliated funds), including the investment adviser, are collectively referred to as “Ares” or “Ares Management,” unless the context otherwise requires.
The Fund divides its trustees into two groups — interested trustees and independent trustees. Interested trustees are “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (as amended, the “Investment Company Act”) and independent trustees are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act and are “independent,” as determined by the Board.
Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
Independent Trustees
Sandra R. Anceleitz, 60	Trustee	Since 2022 (term expires in 2026; standing for re-election at the Annual Meeting)	Sandra R. Anceleitz currently dedicates her time to non-profit work. From 1997 to 2010, Sandra R. Anceleitz served as Managing Director of the Global Loan Sales Group for Bank of America/Merrill Lynch.	2	Ares Core Infrastructure Fund
Ann Torre Bates, 68	Trustee	Since 2022 (term expires in 2026; standing for re-election at the Annual Meeting)	Ann Torre Bates currently dedicates her time to serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ann Torre Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	3	United Natural Foods, Inc., 13 investment companies in the Franklin Templeton Group of Mutual Funds, Ares Capital Corporation, Ares Core Infrastructure Fund
Steven B. McKeever, 65	Trustee	Since 2022 (term expires in 2026; standing for re-election at the Annual Meeting)	Since 1997, Steven B. McKeever has been Chief Executive Officer of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	2	Ares Capital Corporation
Eric B. Siegel, 68	Lead Independent Trustee	Since 2022 (term expires in 2026; standing for re-election at the Annual Meeting)	Since 2005, Eric B. Siegel has served as Senior Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s Board of Advisors. Eric B. Siegel is also a member of the finance committee of the Marlborough School. From 1996 to 2020, Eric B. Siegel was a director of El Paso Electric Company, a New York Stock Exchange (“NYSE”) publicly traded utility company, where he also served as Chairman of the	2	Ares Capital Corporation

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
			Executive Committee and Nominating and Governance Committee and member of the Audit Committee and Security Committee.
Interested Trustees
R. Kipp deVeer, 53(3)	Trustee and Chairperson of the Board	Since 2022 (term expires in 2026; standing for re-election at the Annual Meeting)	Since September 2022, R. Kipp deVeer has served as an interested trustee and Chairperson of the Board of the Fund. R. Kipp deVeer is an interested director and Executive Vice President of Ares Capital Corporation. R. Kipp deVeer is a Director, Partner and Co-President of Ares. R. Kipp deVeer is a member of several of Ares’ investment committees.	2	Ares Management Corporation, Ares Capital Corporation
Mitchell Goldstein, 59(4)	Trustee and Co-Chief Executive Officer	Since 2022 (term expires in 2026; standing for re-election at the Annual Meeting)
Since September 2022, Mitchell Goldstein has served as an interested trustee of the Fund and a Co-Chief Executive Officer of the Fund. Mitchell Goldstein is an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation. Mitchell Goldstein is a Partner in and Co-Head of the Ares Credit Group. Mitchell Goldstein serves on the Ares Operating Committee. Mitchell Goldstein is also Vice President and interested trustee of CION Ares Diversified Credit Fund. Mitchell Goldstein serves on the Ares Operating Committee. Mitchell Goldstein serves on the Board of Managers of Ivy Hill Asset Management GP, LLC, IHAM’s (as defined below) General Partner (“IHAM GP”). Mitchell Goldstein is a member of the investment adviser’s ASIF Investment Committee (the “ASIF Investment Committee”), the Ares Credit Group’s U.S. Direct Lending Investment Committee (“USDL Investment Committee”), Commercial Finance and Pathfinder Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Infrastructure Debt Investment Committee and the Ares Asia Direct Lending (Australia) Investment Committee.
				3	Ares Capital Corporation, CION Ares Diversified Credit Fund
Michael L. Smith, 54(5)	Trustee and Co-Chief	Since 2022 (term expires in	Since September 2022, Michael L. Smith has served as an interested	2	Ares Capital Corporation

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
	Executive Officer	2026; standing for re-election at the Annual Meeting)
trustee of the Fund and a Co-Chief Executive Officer of the Fund. Michael L. Smith is an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation. Michael L. Smith is a Partner in and Co-Head of the Ares Credit Group and Vice President of CION Ares Diversified Credit Fund and serves on the Ares Operating Committee. Michael L. Smith also serves on the Board of Managers of IHAM GP. Michael L. Smith is a member of the ASIF Investment Committee, Ares Credit Group’s USDL, Opportunistic Credit and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Secondaries Group’s Private Equity Investment Committee and the Ares Infrastructure Group’s Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees.

Paul Cho, 43	Chief Accounting Officer	Since February 2024 (indefinite term)
Since February 2024, Paul Cho has served as Chief Accounting Officer of the Fund. Paul Cho is the Chief Accounting Officer of Ares Capital Corporation. Additionally, Paul Cho serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc., Vice President of CION Ares Diversified Credit Fund and Co-Chief Accounting Officer of Ares Sports, Media and Entertainment Opportunities LP (“Ares SME Opps”). Paul Cho joined Ares in 2008 and currently serves as a Managing Director and Chief Accounting Officer in the Ares Finance and Accounting Department.

Ian Fitzgerald, 50	General Counsel and Secretary	Since September 2025 (indefinite term)
Since September 2025, Ian Fitzgerald has served as General Counsel and Secretary of the Fund. Ian Fitzgerald also serves as General Counsel, Vice President and Secretary of Ares Capital Corporation, General Counsel and Corporate Secretary of Ares Dynamic Credit Allocation Fund, Inc., General Counsel and Corporate Secretary of CION Ares

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years

Diversified Credit Fund, Vice President and Assistant Secretary of IHAM and Vice President and Assistant Secretary of IHAM GP. Ian Fitzgerald joined Ares in 2010 and currently serves as a Managing Director and Deputy General Counsel (Credit) in the Ares Legal and Compliance Group.

Angela Lee, 39	Vice President and Assistant Treasurer	Since February 2024 (indefinite term)
Since February 2024, Angela Lee has served as Vice President and Assistant Treasurer of the Fund. Angela Lee is Vice President and Assistant Treasurer of Ares Capital Corporation. Additionally, Angela Lee serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc. and Vice President of CION Ares Diversified Credit Fund. Angela Lee joined Ares in 2010 and currently serves as a Managing Director of the Capital Solutions Group in the Ares Finance and Accounting Department.

Scott C. Lem, 48	Chief Financial Officer and Treasurer	Since 2022 (indefinite term)
Since September 2022, Scott C. Lem has served as Chief Financial Officer and Treasurer of the Fund. Scott C. Lem is Chief Financial Officer and Treasurer of Ares Capital Corporation. Scott C. Lem additionally serves as Chief Financial Officer and Treasurer of Ares Dynamic Credit Allocation Fund, Inc., Chief Financial Officer and Treasurer of CION Ares Diversified Credit Fund and Chief Financial Officer and Treasurer of Ares SME Opps. He joined Ares in July 2003 and currently serves as a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department.

Jana Markowicz, 45	Chief Operating Officer	Since 2023 (indefinite term)
Since January 2023, Jana Markowicz has served as Chief Operating Officer of the Fund and a member of the ASIF Investment Committee. Jana Markowicz is Chief Operating Officer of Ares Capital Corporation and Chief Operating Officer of Ares SME Opps. Jana Markowicz joined Ares in 2005 as a member of the U.S. Direct Lending investment team. Jana Markowicz currently serves as Partner and Chief Operating Officer for U.S. Direct Lending in

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
the Ares Credit Group.
Jim Miller, 49	President	Since 2023 (indefinite term)
Since January 2023, Jim Miller has served as President of the Fund and a member of the ASIF Investment Committee. Jim Miller is President of Ares Capital Corporation. Jim Miller is a Partner in the Ares Credit Group and serves as Co-Head for Ares’ U.S. Direct Lending strategy and serves on Ares’ USDL and Opportunistic Credit Investment Committees. Jim Miller also serves as Director and Chairman and Co-President of Ares SME Opps and on the Ares Sports, Media and Entertainment Investment Committee and acts as a co-lead for the strategy.

Lisa Morgan, 50	Chief Compliance Officer	Since 2022 (indefinite term)
Since September 2022, Lisa Morgan has served as Chief Compliance Officer of the Fund. Lisa Morgan also serves as the Chief Compliance Officer of Ares Dynamic Credit Allocation Fund, Inc., CION Ares Diversified Credit Fund, Ares Private Markets Fund, Ares Capital Corporation and Ares Core Infrastructure Fund. Lisa Morgan joined Ares in 2017 and is currently a Partner and Head of Regulated Funds Compliance in the Ares Legal and Compliance Group.

Naseem Sagati Aghili, 44	Vice President	Since 2022 (indefinite term)
Since September 2022, Naseem Sagati Aghili has served as Vice President of the Fund. Naseem Sagati Aghili is Partner, General Counsel and Corporate Secretary of Ares and additionally serves on the Ares Operating and Enterprise Risk Committees. Naseem Sagati Aghili also serves as Chief Legal Officer, Vice President and Assistant Secretary of Ares Private Markets Fund, and as Vice President of Ares Dynamic Credit Allocation Fund, Inc., CION Ares Diversified Credit Fund, Ares Capital Corporation and Ares Core Infrastructure Fund. Prior to being named General Counsel of Ares in 2020, Naseem Sagati Aghili has served in a variety of roles at Ares since 2009, including most recently Co-General Counsel and General Counsel, Private Equity.

(1)
The business address for R. Kipp deVeer, Ian Fitzgerald, Mitchell Goldstein, Jana Markowicz, Jim Miller and Michael L. Smith is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address for Lisa Morgan is c/o Ares Strategic Income Fund, 4300 Wilson Blvd., Suite 260, Arlington, VA 22203. The business address for each of the other trustees, executive officers and certain other officers listed in the table is c/o Ares Strategic Income Fund, 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067.

(2)
Includes, in each case, the Fund. The “Fund Complex” consists of the Fund, Ares Capital Corporation, Ares Core Infrastructure Fund, Ares Dynamic Credit Allocation Fund, Inc., Ares Private Markets Fund and CION Ares Diversified Credit Fund.

(3)
R. Kipp deVeer is an interested trustee because he is a Partner and Co-President of Ares Management and serves on the Board of Directors of Ares and is an interested director of and Executive Vice President of Ares Capital Corporation.

(4)
Mitchell Goldstein is an interested trustee because he is the Co-Chief Executive Officer of the Fund, a Partner in and Co-Head of the Ares Credit Group, an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation, Vice President and interested trustee of CION Ares Diversified Credit Fund and serves on the ASIF Investment Committee.

(5)
Michael L. Smith is an interested trustee because he is the Co-Chief Executive Officer of the Fund, a Partner in and Co-Head of the Ares Credit Group, an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation, Vice President of CION Ares Diversified Credit Fund and serves on the ASIF Investment Committee.

Biographical Information
As described below under “Corporate Governance — Board’s Roles in Risk Oversight — Nominating and Governance Committee,” the Board has identified certain desired attributes for trustee nominees. Each of the trustees has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Fund’s management. Each of the trustees also has sufficient time available to devote to the affairs of the Fund, is able to work with the other members of the Board and contribute to the success of the Fund and can represent the long-term interests of the Fund’s shareholders as a whole. The trustees have been selected such that the Board represents a range of backgrounds and experience. Set forth below is biographical information of each trustee, including a discussion of such trustee’s particular experience, qualifications, attributes or skills that lead the Fund and the Board to conclude, as of the date of this document, that such individual should serve as a trustee, in light of the Fund’s business and structure. In addition, the nominating and governance committee of the Board and the Board considered that certain investors and advisors have policies that may recommend withholding votes from nominees who serve as executives of a public company and sit on additional outside public company boards. We believe these policies are designed to ensure that executives have sufficient time to focus on the company for which they are an executive.
Independent Trustees
Sandra R. Anceleitz, 60, has served as a trustee of the Fund since September 2022 and has served on the audit committee and nominating and governance committee since 2022. Sandra R. Anceleitz is a trustee of Ares Core Infrastructure Fund and is the chairperson of its nominating and governance committee. Sandra R. Anceleitz currently dedicates her time to non-profit work. From 1997 to 2010, Sandra R. Anceleitz served as Managing Director of the Global Loan Sales Group for Bank of America/Merrill Lynch. During her time at Bank of America/Merrill Lynch, Sandra R. Anceleitz also served as Director of the High Yield Bond Sales Group from 1996 to 1997 and Director of the Loan Origination Group from 1994 to 1996. Prior to joining Bank of America/Merrill Lynch, Sandra R. Anceleitz served as Vice President of the Loan Original Group for Chemical Bank. Sandra R. Anceleitz holds a dual B.A. in Business / Economics and Mathematics from Lafayette College and an Executive M.B.A. from the Wharton School of the University of Pennsylvania. The Fund believes that Sandra R. Anceleitz’ experience in the financial sector provides the Board with valuable knowledge and insight in the financial services sector.

Ann Torre Bates, 68, has served as a trustee of the Fund since September 2022 and has served as the chairperson of the audit committee since 2022. Ann Torre Bates is a director of Ares Capital Corporation and is the chairperson of its audit committee and is a trustee of Ares Core Infrastructure Fund. Ann Torre Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ann Torre Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ann Torre Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ann Torre Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ann Torre Bates currently serves as director or trustee of 13 investment companies in the Franklin Templeton Group of Mutual Funds. Ann Torre Bates previously served as a director of Allied Capital Corporation from 2003 to 2010, SLM Corporation from 1997 to 2014, Navient Corporation from 2014 to 2016 and United Natural Foods, Inc. from 2014 to 2023. Ann Torre Bates holds a B.B.A in Accountancy from the University of Notre Dame and an M.B.A. in Finance and Economics from Cornell University. The Fund believes that Ann Torre Bates’ experience serving as a director of other public companies in the financial sector, as well as her past experience as a Chief Financial Officer, provides the Board and, specifically, the audit committee of the Board with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.
Steven B. McKeever, 65, has served as a trustee of the Fund since September 2022 and has served as the chairperson of the nominating and governance committee since 2022. Steven B. McKeever is a director of Ares Capital Corporation and is the chairperson of its nominating and governance committee. Steven B. McKeever is the Chief Executive Officer of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Steven B. McKeever founded in 1997. From 1991 to 1995, Steven B. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Steven B. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Steven B. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Steven B. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Steven B. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Steven B. McKeever currently serves as a director of several organizations. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and has given generous time to various charitable organizations such as The City of Hope. Steven B. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School. The Fund believes that Steven B. McKeever’s diversity of experiences, in particular his small business and entrepreneurial experience, provides the Board with unique insight and expertise into the management of small and middle-market companies.
Eric B. Siegel, 68, has served as a trustee of the Fund since September 2022 and has served as the lead independent trustee of the Board since 2022. Eric B. Siegel currently serves on the audit committee and the nominating and governance committee. Eric B. Siegel is a director of Ares Capital Corporation, is the lead independent director of its board of directors and is a member of its audit committee and its nominating and governance committee. Since 2005, Eric B. Siegel has served as Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s Board of Advisors. Eric B. Siegel is also a member of the finance committee of the Marlborough School. Eric B. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. and El Paso Electric Company. Eric B. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Eric B. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the board of trustees of the Marlborough School. Eric B. Siegel graduated summa cum laude with a B.A. in History from the University of California, Los Angeles, a member of Phi Beta Kappa and received his J.D. from the University of California, Los Angeles School of Law where he was elected to The Order of the Coif. The Fund believes that Eric B. Siegel’s experience practicing as a corporate lawyer provides valuable insight to the Board on regulatory and risk management issues and his experience as a partner in investment firms and over 30 years of experience serving as a director for both public and private companies provide industry specific knowledge and expertise to the Board.

Interested Trustees
R. Kipp deVeer, 53, has served as an interested trustee and Chairperson of the Board of the Fund since September 2022. R. Kipp deVeer joined Ares in May 2004 and currently serves as a Director, Partner and Co-President of Ares Management Corporation and previously served as Head of the Ares Credit Group until February 2025. He is a Co-Chair of the Ares Operating Committee. R. Kipp deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. R. Kipp deVeer is a member of a number of Ares investment committees. R. Kipp deVeer is also Executive Vice President and a director of Ares Capital Corporation. R. Kipp deVeer previously served as Chief Executive Officer of Ares Capital Corporation from July 2014 to April 2025 and as President of Ares Capital Corporation from May 2013 to July 2014. Prior to joining Ares, R. Kipp deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. Earlier in his career, R. Kipp deVeer worked in various roles at Indosuez Capital and J.P. Morgan and Co. R. Kipp deVeer serves on the Boston College Board of Regents and the Board of Advisors at the Yale Jackson School of Global Affairs. R. Kipp deVeer received a B.A. from Yale University and an M.B.A. from Stanford University’s Graduate School of Business. The Fund believes that R. Kipp deVeer’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board valuable industry specific knowledge and expertise on these and other matters. R. Kipp deVeer is an interested trustee because he is a Partner and Co-President of Ares Management, is an interested director of and the Executive Vice President of Ares Capital Corporation and serves on the Board of Directors of Ares.
Mitchell Goldstein, 59, has served as an interested trustee and Co-Chief Executive Officer of the Fund since September 2022. Mitchell Goldstein is a Partner in and Co-Head of the Ares Credit Group and serves on the Ares Operating Committee. Mitchell Goldstein also serves as a director and Co-Chairperson of the Board of Directors of Ares Capital Corporation. Mitchell Goldstein is also Vice President and interested trustee of CION Ares Diversified Credit Fund. He also serves on the Board of Managers of IHAM GP. Mitchell Goldstein is a member of the ASIF Investment Committee, the Ares Credit Group’s USDL, Commercial Finance and Pathfinder Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Infrastructure Debt Investment Committee and the Ares Asia Direct Lending (Australia) Investment Committee. Mitchell Goldstein may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares Management in May 2005, Mitchell Goldstein worked at Credit Suisse First Boston (“CSFB”), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mitchell Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on mergers and acquisitions and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mitchell Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mitchell Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mitchell Goldstein worked at Bankers Trust. Mitchell Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University’s Graduate School of Business. The Fund believes that Mitchell Goldstein’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board valuable industry specific knowledge and expertise on these and other matters. Mitchell Goldstein is an interested trustee because he is the Co-Chief Executive Officer of the Fund, a Partner in and Co-Head of the Ares Credit Group, an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation, Vice President and interested trustee of CION Ares Diversified Credit Fund and serves on the ASIF Investment Committee.
Michael L. Smith, 54, has served as an interested trustee and Co-Chief Executive Officer of the Fund since September 2022. Michael L. Smith is a Partner in and Co-Head of the Ares Credit Group and also serves on the Ares Operating Committee. Michael L. Smith also serves as a director and Co-Chairperson of the Board of Directors of Ares Capital Corporation and as a Vice President of CION Ares Diversified

Credit Fund. He serves on the Board of Managers of IHAM GP. Michael L. Smith previously served as Co-President of Ares Capital Corporation from July 2014 to October 2022. Michael L. Smith is a member of the ASIF Investment Committee, the Ares Credit Group’s USDL, Opportunistic Credit and Commercial Finance Investment Committees, the Ares Secondaries Group’s Private Equity Investment Committee and the Ares Infrastructure Group’s Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees. Michael L. Smith may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2004, Michael L. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. Previously, Michael L. Smith worked at Indosuez Capital in their Merchant Banking Group, Kenter, Glastris & Company, and at Salomon Brothers Inc, in their Debt Capital Markets Group and Financial Institutions Group. Michael L. Smith serves on the board of directors of the University of Notre Dame’s Wilson Sheehan Lab for Economic Opportunity (LEO), which helps service providers apply scientific evaluation methods to better understand and share effective poverty interventions. Michael L. Smith received a B.S. in Business Administration from the University of Notre Dame and a Master’s Degree in Management from Northwestern University’s Kellogg Graduate School of Management. The Fund believes that Michael L. Smith’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board valuable industry specific knowledge and expertise on these and other matters. Michael L. Smith is an interested trustee because he is the Co-Chief Executive Officer of the Fund, a Partner in and Co-Head of the Ares Credit Group, an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation, Vice President of CION Ares Diversified Credit Fund and serves on the ASIF Investment Committee.
Executive Officers and Certain Other Officers Who Are Not Trustees
Paul Cho, 43, has served as Chief Accounting Officer of the Fund since February 2024. Paul Cho is a Managing Director and Chief Accounting Officer in the Ares Finance and Accounting Department. Paul Cho is the Chief Accounting Officer of Ares Capital Corporation. He also serves as Vice President of CION Ares Diversified Credit Fund, Vice President of Ares Dynamic Credit Allocation Fund, Inc. and Co-Chief Accounting Officer of Ares SME Opps. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2008, Paul Cho was at Macias Gini & O’Connell LLP, where he focused on audits of state and local government entities. Paul Cho holds a B.A. from the University of California, Berkeley in Economics.
Ian Fitzgerald, 50, has served as General Counsel and Secretary of the Fund since September 2025. Ian Fitzgerald is a Managing Director and Deputy General Counsel (Credit) in the Ares Legal and Compliance Group. Ian Fitzgerald is the General Counsel, Vice President and Secretary of Ares Capital Corporation, General Counsel and Corporate Secretary of Ares Dynamic Credit Allocation Fund, Inc., General Counsel and Corporate Secretary of CION Ares Diversified Credit Fund, Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. (“IHAM”) and Vice President and Assistant Secretary of IHAM GP. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2010, Ian Fitzgerald was an Associate in the Corporate Group at the law firm of Latham & Watkins LLP, where he focused on corporate finance and general corporate securities law matters. Ian Fitzgerald holds a B.S.B.A. from Bucknell University in Accounting and a J.D., cum laude, from the University of Texas at Austin.
Angela Lee, 39, has served as Vice President and Assistant Treasurer of the Fund since February 2024. Angela Lee is a Managing Director of the Capital Solutions Group in the Ares Finance and Accounting Department. Angela Lee is Vice President and Assistant Treasurer of Ares Capital Corporation. She also serves as a Vice President of CION Ares Diversified Credit Fund and a Vice President of Ares Dynamic Credit Allocation Fund, Inc. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2010, Angela Lee was a Senior Associate at KPMG LLP, where she focused on audits of financial institutions and banks. Angela Lee holds a B.A. from the University of California, Los Angeles in Applied Mathematics with a concentration in Management and Accounting.

Scott C. Lem, 48, has served as Chief Financial Officer and Treasurer of the Fund since September 2022. Scott C. Lem is a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department. Scott C. Lem is Chief Financial Officer and Treasurer of Ares Capital Corporation. Scott C. Lem previously served as Chief Accounting Officer and Vice President of Ares Capital Corporation from May 2013 to February 2024 and as Assistant Treasurer of Ares Capital Corporation from May 2009 to May 2013. Scott C. Lem currently serves on the Board of Managers of IHAM GP. Scott C. Lem also currently serves as Chief Financial Officer and Treasurer of Ares Dynamic Credit Allocation Fund, Inc., Chief Financial Officer and Treasurer of CION Ares Diversified Credit Fund and Chief Financial Officer and Treasurer of Ares SME Opps. From July 2003 to December 2008, Scott C. Lem served as Controller of Ares Management. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in July 2003, Scott C. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Scott C. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California’s Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California’s Marshall School of Business. Scott C. Lem has also received an M.B.A. in Finance from UCLA’s Anderson School of Management. Scott C. Lem is a Certified Public Accountant (Inactive).
Jana Markowicz, 45, has served as Chief Operating Officer of the Fund since January 2023 and is a member of the ASIF Investment Committee. Jana Markowicz is a Partner and Chief Operating Officer for U.S. Direct Lending in the Ares Credit Group. She also serves as the Chief Operating Officer of Ares Capital Corporation and as Chief Operating Officer of Ares SME Opps. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2005, Jana Markowicz was an Analyst in the Leveraged Finance Group at Citigroup, formerly Salomon Smith Barney, where she focused on financings for companies across a broad range of industries. Jana Markowicz holds a B.S. from the University of Pennsylvania in Engineering, with a concentration in Economic and Financial Systems.
Jim Miller, 49, has served as President of the Fund since January 2023 and is a member of the ASIF Investment Committee. Jim Miller serves as a Partner, Portfolio Manager and Co-Head of U.S. Direct Lending in the Ares Credit Group. Jim Miller currently serves as Co-President of Ares Capital Corporation and as Director and Chairman and Co-President of Ares SME Opps. Additionally, Jim Miller serves as a member of the Ares Credit Group’s USDL and Opportunistic Credit Investment Committees. He also serves on the Ares Sports, Media and Entertainment Investment Committee and acts as a co-lead for the strategy. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2006, Jim Miller was a Vice President at Silver Point Capital, where he focused on building its sponsor finance business, which led the firm’s middle market financing and principal investing. Previously, Jim Miller was a Vice President at GE Capital, where he was responsible for a variety of investing and investment banking services to private equity funds including high yield, bank debt, mezzanine debt and rescue financing. Jim Miller holds a B.A. from Fairfield University in Economics and an M.B.A. from Columbia University’s Graduate School of Business.
Lisa Morgan, 50, has served as Chief Compliance Officer of the Fund since September 2022. Lisa Morgan is a Partner and Head of Regulated Funds Compliance in the Ares Legal and Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Capital Corporation, Ares Dynamic Credit Allocation Fund, Inc., CION Ares Diversified Credit Fund, Ares Private Markets Fund and Ares Core Infrastructure Fund. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2017, Lisa Morgan was a Partner in the Business Practices Group at Eversheds Sutherland, where she focused on the formation, regulation and operation of public and private funds, including business development companies. Lisa Morgan began her legal career at Eversheds Sutherland in 2003. Lisa Morgan holds a B.A. from Providence College in Sociology and Spanish, and a J.D. from the University of North Carolina at Chapel Hill.
Naseem Sagati Aghili, 44, has served as Vice President of the Fund since September 2022. She joined Ares Management in 2009 and is Partner, General Counsel and Corporate Secretary of Ares. Naseem Sagati

Aghili serves on the Ares Operating Committee and the Ares Enterprise Risk Committee. In her role as General Counsel, she oversees Ares’ global Legal & Compliance department. She also serves as Chief Legal Officer, Vice President and Assistant Secretary of Ares Private Markets Fund, and as Vice President of Ares Capital Corporation, Ares Dynamic Credit Allocation Fund, Inc., CION Ares Diversified Credit Fund and Ares Core Infrastructure Fund. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to being named as General Counsel of Ares in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Prior to joining Ares in 2009, Naseem Sagati Aghili was with Proskauer Rose LLP, where she focused on mergers and acquisitions, securities offerings and general corporate matters. Naseem Sagati Aghili holds a B.A. from the University of California Berkeley in Political Economy of Industrial Societies and a J.D. from the University of Southern California Gould School of Law.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of March 27, 2026 (unless otherwise noted), the number of the Fund’s common shares beneficially owned by (i) each of its current trustees and named executive officers, (ii) all trustees and executive officers as a group and (iii) each person known to the Fund to beneficially own 5% or more of the outstanding common shares of the Fund, according to information furnished to the Fund by such persons or publicly available filings.
Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. With respect to persons known to the Fund to beneficially own 5% or more of the outstanding common shares of the Fund, such knowledge is based upon Schedule 13D, Schedule 13G or other filings by such persons with the Commission and other information obtained from such persons. Except as otherwise noted below, and based upon Schedule 13D, Schedule 13G or other filings by such persons with the Commission and other information obtained from such persons, each person named in the following table has sole voting and investment power with respect to all of the Fund’s common shares that he or she beneficially owns.
The address for R. Kipp deVeer, Mitchell Goldstein, Jim Miller and Michael L. Smith is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other trustees and executive officers named below is c/o Ares Strategic Income Fund, 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Trustees and Named Executive Officers:
Interested Trustees
R. Kipp deVeer	0	*
Mitchell Goldstein	184,638	*
Michael L. Smith	0	*
Independent Trustees
Sandra R. Anceleitz	0	*
Ann Torre Bates	22,828	*
Steven B. McKeever	0	*
Eric B. Siegel	0	*
Named Executive Officers Who Are Not Trustees
Scott C. Lem	0	*
Jim Miller	0	*
All Trustees and Executive Officers as a Group (9 persons)(2)	207,466	*
5% Holders
Partners Capital Investment Group, LLP(3)	23,393,999	6.0%

*
Represents less than 1%.

(1)
Based on 391,273,494 common shares outstanding as of March 27, 2026.

(2)
Includes shares owned by officers of the Fund that are not “Named Executive Officers,” as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933 (“Regulation S-K”).

(3)
Based on a Schedule 13G/A filed with the SEC on February 14, 2025, Partners Capital Investment Group, LLP (“PCIG”) has the sole power to vote and dispose of 23,393,999 common shares. The principal business address of PCIG is 600 Atlantic Avenue 30th Floor, Boston, MA 02210.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY TRUSTEES
The following table sets forth the dollar range of the Fund’s equity beneficially owned by each of the Fund’s trustees as of March 27, 2026. The Fund is not part of a “family of investment companies,” as the term is defined in the Investment Company Act.
Name of Trustee	Dollar Range of Equity Securities in the Fund(1)(2)
Independent Trustees(3)
Sandra R. Anceleitz	None
Ann Torre Bates	Over $100,000
Steven B. McKeever	None
Eric B. Siegel	None
Interested Trustees
R. Kipp deVeer	None
Mitchell Goldstein	Over $100,000
Michael L. Smith	None

(1)
The dollar ranges are as follows: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000 or over $100,000. The dollar range of the Fund’s equity securities beneficially owned is calculated as of March 27, 2026.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)
As of March 27, 2026, to the best of the Fund’s knowledge, except as listed above, none of the independent trustees, nor any of their immediate family members, had any interest in the Fund, the investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with the Fund.

CORPORATE GOVERNANCE
Trustee Independence
The Board consists of seven members, four of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act and are “independent,” as determined by the Board. Section 2(a)(19) of the Investment Company Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Fund or its affiliates.
The Board has determined that the following trustees are independent: Sandra R. Anceleitz, Ann Torre Bates, Steven B. McKeever and Eric B. Siegel. Based upon information requested from each such trustee concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the independent trustees has a material business or professional relationship with the Fund or its affiliates, other than in his or her capacity as a member of the Board or any committee thereof.
Organization of the Board of Trustees
The Board has established an audit committee, a nominating and governance committee and a co-investment committee. During 2025, the Board held eight formal meetings, the audit committee held five formal meetings, the nominating and governance committee held one formal meeting and the co-investment committee held seven formal meetings. The Fund encourages, but does not require, the trustees to attend the annual meeting of the Fund’s shareholders. One trustee attended last year’s annual meeting of shareholders, which was held virtually. All trustees then in office attended at least 75% of the aggregate number of meetings of the Board held during the period for which they were a trustee and of the respective committees on which they served during 2025.
Board of Trustees Leadership Structure
The Board monitors and performs an overall supervision role with respect to the business and affairs of the Fund, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Fund. Among other things, the Board approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Fund’s independent registered public accounting firm.
Under the Bylaws, the Board may designate a chairperson to preside over the meetings of the Board and meetings of the shareholders and to perform such other duties as may be assigned to them by the Board. The Board has appointed R. Kipp deVeer to serve in the role of chairperson of the Board. The Fund does not have a fixed policy as to whether the chairperson of the Board should be an independent trustee and believes that its flexibility to select its chairperson and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders.
Presently, R. Kipp deVeer serves as Chairperson of the Board. R. Kipp deVeer is an interested trustee because he is a Partner and Co-President of Ares Management and serves on the Board of Directors of Ares and is an interested director of and Executive Vice President of Ares Capital Corporation. The Fund believes that R. Kipp deVeer’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board valuable industry specific knowledge and expertise on these and other matters. Moreover, the Fund believes that it is best served through its existing leadership structure with R. Kipp deVeer as chairperson of the Board, R. Kipp deVeer’s relationship with the investment adviser provides an effective bridge between the Board and the investment adviser, thus ensuring an open dialogue between the Board and the investment adviser and that both groups act with a common purpose.
The independent trustees have designated a lead independent trustee whose duties include, among other things, chairing executive sessions of the independent trustees, acting as a liaison between the independent trustees and the chairperson of the Board and between the independent trustees and officers of the Fund and the investment adviser, facilitating communication among the independent trustees and the Fund’s counsel, reviewing and commenting on Board and committee meeting agendas and calling additional meetings of the independent trustees as appropriate. In September 2022, the Board designated and appointed Eric B. Siegel as the lead independent trustee and Eric B. Siegel has served as lead independent trustee since that time. The Fund believes that board leadership structures must be evaluated on a case-by-case basis and that the foregoing board leadership structure is appropriate at this time. In addition, the Fund believes that the foregoing governance structure, when combined with the functioning of the independent trustee component of the Board and the Fund’s overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of the Fund’s business and affairs. The Fund’s corporate governance practices include regular meetings of the independent trustees in executive session without the presence of interested trustees. However, the Fund continually re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet the Fund’s needs.
Board of Trustees’ Role in Risk Oversight
The Board performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its three standing committees, which report to the entire Board and are comprised solely of independent trustees, (2) by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s compliance policies and procedures, and (3) by reviewing risk management processes throughout the year and requesting periodic reports from the Fund’s investment adviser regarding risk management, including reports on cybersecurity.
As described below in more detail under “Audit Committee” and “Nominating and Governance Committee,” the audit committee and the nominating and governance committee assist the Board in performing its risk oversight function and fulfilling its risk oversight responsibilities, each of which is comprised solely of independent trustees. The audit committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, assisting the Board in fulfilling the Board’s oversight responsibilities relating to the Fund’s systems of internal controls over financial reporting, audits of the Fund’s consolidated financial statements and disclosure controls and procedures, overseeing the investment adviser’s determination of fair value of securities that are not publicly traded or for which current market values are not readily available and discussing with management the Fund’s major financial risk exposures, including cybersecurity, and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The nominating and governance committee’s risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of trustees, identifying, evaluating and nominating trustees to fill vacancies on the Board or to stand for election by the Fund’s shareholders, reviewing the Fund’s policies relating to corporate governance, and overseeing the evaluation of the Board and its committees.
The Board also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board, addresses at a minimum (1) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent trustees periodically, but in no event less than once each year.
The Fund believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Fund must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness, the Fund generally has to invest at least 70% of its total assets in “qualifying assets” and, subject to certain exceptions, the Fund is subject to restrictions on its ability to engage in transactions with Ares and its affiliates. In addition, the Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. As a RIC the Fund must, among other things, meet certain source of income and asset diversification requirements.
The Fund believes that the extent of the Board’s (and its committees’) role in risk oversight complements the Board’s leadership structure because it allows the Fund’s independent trustees, through the three fully independent Board committees, a lead independent trustee, executive sessions with each of the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.
The Fund believes that the Board’s roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.
Audit Committee
The members of the audit committee are Ann Torre Bates, Sandra R. Anceleitz and Eric B. Siegel, each of whom is independent for purposes of the Investment Company Act. Ann Torre Bates currently serves as chairperson of the audit committee. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Fund’s investment adviser as defined in Section 2(a)(19) of the Investment Company Act.
The role of the audit committee is to assist the Board in fulfilling its oversight responsibilities by (1) overseeing the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by the Fund to the public. The audit committee is also responsible for approving the Fund’s independent registered public accounting firm and recommending them to the Board (including a majority of the independent trustees) for approval and submission to its shareholders for ratification, reviewing with its independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by its independent registered public accounting firm, reviewing the independence of its independent registered public accounting firm and reviewing the adequacy of its internal controls and procedures.
Also, the audit committee is responsible for discussing with the Fund’s officers and management of the investment adviser the Fund’s major risk exposures, including financial risk exposures and cybersecurity risks, and the steps that the Fund has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The audit committee also reviews and approves all transactions with related persons of the Fund that are brought to the audit committee’s attention, including each annual renewal of the Fund’s investment advisory and management agreement and the Fund’s administration agreement.
This description of the audit committee’s role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the audit committee, which can be accessed via the Fund’s website at https://www.areswms.com/solutions/asif. The contents of the Fund’s website are not intended to be incorporated by reference into this proxy statement or in any other report or document it files with the Commission, and any references to the Fund’s website are intended to be inactive textual references only.
The Board has determined that each of Sandra R. Anceleitz and Ann Torre Bates is an “audit committee financial expert” within the meaning of the rules of the Commission.
Nominating and Governance Committee
The members of the nominating and governance committee are Eric B. Siegel, Steven B. McKeever and Sandra R. Anceleitz, each of whom is independent for purposes of the Investment Company Act.

Steven B. McKeever currently serves as chairperson of the nominating and governance committee. The nominating and governance committee is responsible for (1) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of trustees and recommending such policies or any changes in such policies to the Board for approval, (2) identifying individuals qualified to become trustees, (3) evaluating and recommending to the Board nominees to fill vacancies on the Board or a committee thereof or to stand for election by the shareholders of the Fund, (4) reviewing the Fund’s policies relating to corporate governance and recommending any changes in such policies to the Board, and (5) overseeing the evaluation of the Board (including its leadership structure) and its committees. The nominating and governance committee also receives and reviews updates periodically from representatives of Ares relating to responsible investment and corporate sustainability matters relevant to the Fund’s business.
Part of the role of the nominating and governance committee is to identify potential nominees based on suggestions from the members of the nominating and governance committee, other members of the Board, the Fund’s executive officers, management of the investment adviser and the shareholders of the Fund and by other means, and to evaluate such persons as a committee. In addition, from time to time, the Board may determine that it requires a trustee with a particular expertise or qualification and will actively recruit such a candidate.
In considering which persons to nominate as trustees for election by shareholders, the Board and the nominating and governance committee consider the diversity of skills, experiences and perspectives of candidates. The nominating and governance committee has adopted certain policies regarding trustee nominations that provide that the Board shall take into account candidates that represent a range of backgrounds and experience. The nominating and governance committee will review and evaluate each candidate’s character, judgment, skills (including financial literacy), background, experience and other qualifications (without regard to whether a nominee has been recommended by the Fund’s shareholders), as well as the overall size and composition of the Board, and recommend to the Board for its approval the slate of trustees to be nominated for election at the annual meeting of shareholders. The Board is committed to a policy of inclusiveness and to pursuing diversity in terms of background and perspective. As such, when evaluating candidates for nomination as new trustees, the nominating and governance committee seeks to consider candidates with diverse backgrounds in terms of knowledge, experience, skills, and other characteristics. Further, the nominating and governance committee remains committed to ensuring that any individuals evaluated for future vacancies reflect a broad mix of diverse characteristics. The Board and its nominating and governance committee periodically review board composition and the policies with respect thereto and as part of this review, the nominating and governance committee evaluates the effectiveness of its policies, including the provisions with respect to diversity.
In considering possible candidates for election as a trustee, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting trustees who:
•
are of high character and integrity;

•
are accomplished in their respective fields, with superior credentials and recognition;

•
have relevant expertise and experience upon which to be able to offer advice and guidance to the Fund’s officers and management of the investment adviser and the administrator;

•
have sufficient time available to devote to the affairs of the Fund;

•
are able to work with the other members of the Board and contribute to the success of the Fund;

•
can represent the long-term interests of the Fund’s shareholders as a whole; and

•
are selected such that the Board represents a range of backgrounds and experience.

The nominating and governance committee also considers all applicable legal and regulatory requirements that govern the composition of the Board.
The nominating and governance committee and the Board will evaluate candidates recommended by shareholders in the same manner in which it evaluates other nominees. The nominating and governance committee may consider recommendations for nomination of trustees from the Fund’s shareholders.

Nominations made by shareholders must be delivered to or mailed (setting forth the information required by the Bylaws) and received at the Fund’s principal executive offices not earlier than the 150th calendar day and not later than 5:00 p.m., Eastern Time, on the 120th calendar day prior to the first anniversary of the date of the mailing of notice for the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting has changed by more than 30 calendar days from the prior year, the nomination must be received no earlier than the 150th calendar day prior to the date of such annual meeting or later than 5:00 p.m., Eastern Time, on the later of (1) the 120th calendar day prior to the date of such annual meeting, as originally convened, or (2) the 10th calendar day following the day on which public announcement of such meeting date is first made.
In addition to information regarding the nominating shareholder as set forth in the Bylaws, a shareholder’s notice shall set forth as to each individual whom the shareholder proposes to nominate for election or re-election as a trustee:
•
the name, age, business address and residence address of such individual;

•
the class, series and number of any common shares of the Fund that are beneficially owned by such individual;

•
the date such shares were acquired and the investment intent of such acquisition;

•
whether such shareholder believes any such individual is, or is not, an “interested person” of the Fund, as defined in the Investment Company Act, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Fund, to make either such determination; and

•
all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected).

All nominees properly submitted to the Fund (or which the nominating and governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and governance committee using the same criteria as nominees identified by the nominating and governance committee itself.
This description of the nominating and governance committee’s role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the nominating and governance committee, which can be accessed via the Fund’s website at https://www.areswms.com/solutions/asif. The contents of the Fund’s website are not intended to be incorporated by reference into this proxy statement or in any other report or document it files with the Commission, and any references to the Fund’s website are intended to be inactive textual references only.
Compensation Committee
The Fund does not have a compensation committee because our executive officers do not receive any direct compensation from us. Each of the Fund’s executive officers is an employee or affiliate of the Fund’s investment adviser or the Fund’s administrator, as applicable. The Fund reimburses the administrator for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of certain of the Fund’s officers and their respective staffs. See “Certain Relationships and Related Transactions” below.
Co-Investment Committee
The members of the co-investment committee are Eric B. Siegel, Ann Torre Bates, Steven B. McKeever and Sandra R. Anceleitz, each of whom is independent for purposes of the Investment Company Act. The co-investment committee is primarily responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the co-investment exemptive order the Fund has received from the Commission.

Communications Between Shareholders and the Board of Trustees
The Board welcomes communications from the Fund’s shareholders. Shareholders may send communications to the Board, or to any particular trustee, to the following address: c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167, Attention: Chief Compliance Officer. Shareholders should indicate clearly the trustee or trustees to whom the communication is being sent so that each communication may be forwarded directly to the appropriate trustee(s).
Code of Conduct
The Fund has adopted a code of conduct that applies to, among others, its officers, including its Chief Executive Officer and its Chief Financial Officer, as well as the members of the Board. The Fund’s code of conduct can be accessed via the Fund’s website at https://www.areswms.com/solutions/asif. The Fund intends to disclose any amendments to or waivers of required provisions of the code of conduct on the Fund’s website. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.
Insider Trading Policy
The Fund has adopted an insider trading policy governing the purchase, sale and other dispositions of the Fund’s securities by trustees, officers and employees of the Fund, the Fund’s investment adviser and the Fund’s administrator that is designed to promote compliance with insider trading laws, rules and regulations. In addition, with regard to the Fund’s trading in its own securities, it is the Fund’s policy to comply with all applicable insider trading laws, rules and regulations. The Fund’s insider trading policy is filed as an exhibit to the Fund’s Annual Report on Form 10-K for the year ended December 31, 2025.
Hedging and Speculative Trading
The Board has adopted, as part of the Fund’s insider trading policy, prohibitions against executive officers and trustees of the Fund and any trustee, officer or employee of the Fund’s investment adviser or administrator buying or selling puts or calls or other derivative securities based on the Fund’s securities (other than derivative securities issued by the Fund, such as convertible notes). In addition, such persons are prohibited from short-selling the Fund’s securities or entering into hedging or monetization transactions or similar arrangements with respect to the Fund’s securities.
Pledging of Company Securities
The Board has adopted, as part of the Fund’s insider trading policy, prohibitions against the Fund’s executive officers and trustees and any trustee, officer, or employee of the Fund’s investment adviser or administrator holding the Fund’s securities in a margin account or pledging the Fund’s securities as collateral for a loan.
Board Diversity
As of March 27, 2026, two trustees identified as female and one trustee identified as a racial/ethnic minority.
Ares Management’s Responsible Investment, Community Involvement and Human Capital Management
The Fund’s investment adviser is a subsidiary of Ares Management, a publicly traded, leading global alternative investment manager. Ares Management has adopted a Responsible Investment Policy and works collaboratively with its various underwriting, asset management, legal and compliance teams to appropriately integrate business-relevant environmental, social and governance considerations into the investment process.
Ares Management strives to be a leader in its approach to giving and engagement. The Ares Charitable Foundation funds initiatives that help provide career preparation and reskilling, encourage entrepreneurship and deepen individuals’ understanding of personal finance. This includes support for the design, pilot and scale up of new approaches that encourage innovation to help people achieve economic mobility as well as support local economies.

Ares Management has advised the Fund that it believes that its people and culture are the most critical strategic drivers of its success as a firm. Ares Management has also advised the Fund that it believes creating a welcoming and inclusive work environment with opportunities for growth and development is essential to attracting and retaining a high-performance team, which is in turn necessary to drive differentiated outcomes. Ares Management believes that its unique culture, which centers upon values of collaboration, responsibility, entrepreneurialism, self-awareness and trustworthiness, makes it a preferred place for top talent at all levels to build a long-term career within the alternative asset management industry. Ares Management invests heavily in its human capital efforts, including (i) talent management, (ii) diversity, equity and inclusion, (iii) employee health and wellness, (iv) workplace flexibility and (v) philanthropy. As of December 31, 2025, Ares Management had over 4,250 employees operating across more than 25 countries.

COMPENSATION DISCUSSION
Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not currently expect to have any employees. Services necessary for our business are provided by individuals who are employees or other affiliates of the investment adviser or the administrator, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively. Each of our executive officers is an employee or other affiliate of the investment adviser or the administrator. Our day-to-day investment operations are managed by the investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by individuals employed by the investment adviser or the administrator. In addition, we reimburse the administrator for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of certain of our officers and their respective staffs, and the investment adviser for certain expenses under the investment advisory and management agreement. The Fund also is party to an expense support and conditional reimbursement agreement with Ares Capital Management pursuant to which, among other things, the investment adviser has agreed to advance all of the Fund’s estimated organization and initial offering expenses. See “Certain Relationships and Related Transactions” below.
For the year ended December 31, 2025, in accordance with the investment advisory and management agreement, we accrued, and the investment adviser earned, a base management fee and income based fee of $110.9 million and $104.1 million, respectively. In accordance with GAAP, we accrued $5.8 million of capital gains incentive fee for the year ended December 31, 2025 and there was no capital gains incentive fee actually payable to the investment adviser as calculated under our investment advisory and management agreement for the year ended December 31, 2025. In addition, during the year ended December 31, 2025, our administrator incurred $8.1 million of allocable expenses that were payable by the Fund under the administration agreement, $5.1 million of which have been supported by the investment adviser pursuant to the expense support and conditional reimbursement agreement.
The Fund has entered into indemnification agreements with each of its current trustees and officers and members of the ASIF Investment Committee and intends to enter into indemnification agreements with each of its future trustees and officers and future members of the ASIF Investment Committee. The indemnification agreements attempt to provide these trustees, officers and other persons the maximum indemnification permitted under Delaware law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former trustee or officer or member of the ASIF Investment Committee in any action or proceeding arising out of the performance by such person as a present or former trustee or officer or member of the ASIF Investment Committee.

TRUSTEE COMPENSATION TABLE
The following table shows information regarding the compensation earned or actually received by the Fund’s trustees, none of whom is an employee of the Fund, for service as a trustee for the fiscal year ended December 31, 2025. No compensation is paid by the Fund to interested trustees. No information has been provided with respect to executive officers of the Fund who are not trustees since its executive officers do not receive any direct compensation from the Fund.
Name	Fees Earned or Paid in Cash(1)	Total
Independent Trustees
Sandra R. Anceleitz	$133,000	$133,000
Ann Torre Bates	$142,000	$142,000
Steven B. McKeever	$133,000	$133,000
Eric B. Siegel	$158,000	$158,000
Interested Trustees(2)
R. Kipp deVeer	—	—
Mitchell Goldstein	—	—
Michael L. Smith	—	—

(1)
For a discussion of the independent trustees’ compensation, see below.

(2)
Each of R. Kipp deVeer, Mitchell Goldstein and Michael L. Smith is compensated by Ares Management and its affiliates in connection with his services as an officer, partner, trustee and/or principal of Ares Management, entities affiliated with Ares Management and of investment funds managed by Ares Management and its affiliates. Such trustee’s compensation arrangement with Ares Management and its affiliates existed prior to his service as a trustee of the Fund.

For the fiscal year ended December 31, 2025, the independent trustees received an annual fee of $100,000. They also received $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and received $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the lead independent trustee received an additional annual fee of $25,000, the chairperson of the audit committee received an additional annual fee of $10,000, and the chairperson of the nominating and governance committee received an additional annual fee of $5,000. In addition, the Fund purchases trustees’ and officers’ liability insurance on behalf of its trustees and officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Fund has procedures in place for the review, approval and monitoring of transactions involving the Fund and certain persons related to it. For example, the Fund has a code of conduct that generally prohibits officers or trustees of the Fund from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Chairperson of the Board or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).
As a BDC, the Fund is also subject to certain regulatory requirements that restrict the Fund’s ability to engage in certain related-party transactions. The Fund has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.
The Fund is party to an investment advisory and management agreement with Ares Capital Management, a subsidiary of Ares Management, an entity in which certain trustees and officers of the Fund and members of the ASIF Investment Committee may have indirect ownership and pecuniary interests. Certain trustees and officers of the Fund and members of the ASIF Investment Committee also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to the Fund’s investment objective. In addition, certain of the Fund’s officers and trustees and the members of the ASIF Investment Committee serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund or of investment funds managed by the Fund’s affiliates. These officers and trustees will devote such portion of their time to our affairs as is required for the performance of their duties, but they are not required to devote all their time to us. Accordingly, the Fund may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management and, if given such opportunity, may not be allowed to participate in such investments without the prior approval of our trustees who are not interested persons and, in some cases, the prior approval of the Commission. However, the investment adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with the investment adviser’s investment allocation policy.
Pursuant to the terms of the administration agreement between Ares Operations and the Fund, Ares Operations, a subsidiary of Ares Management, currently provides the Fund with certain administrative and other services necessary to conduct the Fund’s day-to-day operations, and the Fund reimburses Ares Operations, at cost, for the Fund’s allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Fund’s allocable portion of the compensation, rent and other expenses of certain of its officers (including its chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.
The Fund is party to an expense support and conditional reimbursement agreement with Ares Capital Management pursuant to which, among other things, the investment adviser has agreed to advance all of the Fund’s estimated organization and initial offering expenses. The Fund’s initial offering expenses include, but are not limited to, those incurred in connection with the agreements the Fund entered into with several investors beginning in November 2022 and ending on January 30, 2023 pursuant to which such investors committed to purchase the Fund’s class I common shares. The investment adviser may also elect to pay certain of the Fund’s other expenses on the Fund’s behalf (each, an “Expense Payment”), provided that no portion of an Expense Payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the investment adviser has committed to pay must be paid by the investment adviser to the Fund in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Fund to the investment adviser or its affiliates.
The Fund is also party to an intermediary manager agreement (the “Intermediary Manager Agreement”) initially entered into on April 24, 2023 with Ares Wealth Management Solutions, LLC (“AWMS”) as intermediary manager (the “intermediary manager”), pursuant to which the intermediary manager serves as the principal distributor for the Fund’s offering registered with the Commission (the “Offering”). Effective January 2, 2026, AWMS was consolidated with and into Ares Management Capital Markets LLC (“AMCM”) (the “Consolidation”), and AMCM became the intermediary manager. No material change, including any change of control, occurred as a result of the Consolidation. In connection with the Consolidation, the Intermediary Manager Agreement was amended to reflect that, effective as of January 2, 2026, AMCM, rather than AWMS, is the intermediary manager party to such agreement. The intermediary manager is an affiliate of the Fund and the investment adviser. This relationship may create conflicts in connection with the intermediary manager’s due diligence obligations under the federal securities laws. Although the intermediary manager will examine the information for accuracy and completeness, due to its affiliation with the investment adviser, the intermediary manager will not make an independent review of the Fund in connection with the distribution of the Fund’s common shares in the Offering.
The intermediary manager is entitled to receive shareholder servicing and/or distribution fees monthly in arrears at an annual rate of 0.85% and 0.25% of the value of the Fund’s net assets attributable to Class S shares and Class D shares, respectively, as of the beginning of the first calendar day of the month. No shareholder servicing and/or distribution fees are paid with respect to Class I shares. The shareholder servicing and/or distribution fees are payable to the intermediary manager, but the intermediary manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating broker-dealers. The shareholder servicing and/or distribution fees that were attributable to Class S shares and D shares for the year ended December 31, 2025 were $9.5 million and $1.6 million, respectively.
The Fund has also entered into a License Agreement with Ares Management LLC, pursuant to which the Fund has been granted a non-exclusive, royalty-free license to use the name “Ares.” Under this license agreement, the Fund will have a right to use the Ares name for so long as Ares Capital Management remains its investment adviser. Other than with respect to this limited license, the Fund has no legal right to the “Ares” name.
AMCM, an affiliate of the Fund, and the current intermediary manager, served as an initial purchaser in connection with certain of the Fund’s unsecured notes offerings during the year ended December 31, 2025, including the Fund’s offering of $600 million aggregate principal amount of 5.450% notes due 2028, $600 million aggregate principal amount of 4.850% notes due 2029, $500 million aggregate principal amount of 5.800% notes due 2030, $500 million aggregate principal amount of 5.150% notes due 2031 and $750 million aggregate principal amount of 6.200% notes due 2032. Under the purchase agreements entered into by the Fund in connection with such notes offerings, AMCM received an aggregate of $0.8 million of underwriting and advisory fees during the year ended December 31, 2025. The amounts AMCM received were on terms equivalent to those of other initial purchasers.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee and the Board, including a majority of the independent trustees, have selected KPMG LLP as the independent registered public accounting firm for the Fund for the year ending December 31, 2026 and are submitting the selection of KPMG LLP to the shareholders for ratification.
If the shareholders fail to ratify the selection, the audit committee and the Board will reconsider whether or not to continue to retain KPMG LLP. Even if the selection is ratified, the audit committee and the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Fund and its shareholders.
KPMG LLP has advised the Fund that neither the firm nor any present member or associate of it has any financial interest, direct or indirect, in the Fund or its affiliates.
The Fund expects that a representative of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.
The Fund engaged KPMG LLP to act as its independent registered public accounting firm for 2025.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following are aggregate fees billed to the Fund by KPMG LLP during each of the last two fiscal years:
	Fiscal Year Ended December 31
	2025	2024
Audit Fees	$1,427,500	$1,135,000
Audit-Related Fees	44,000	—
Tax Fees	134,800	81,400
All Other Fees	—	14,000
Total Fees	$1,606,300	$1,230,400
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.
Audit Related Fees
Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include audit, attestation and agreed-upon procedures engagements that are not required by statute or regulation, such as agreed-upon procedures related to financial covenant compliance under revolving debt agreements.
Tax Fees
Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties, mergers and acquisitions and international tax planning.
All Other Fees
All other fees consist of fees for products and services other than the services reported above.
The audit committee, or the chairperson of the audit committee to whom such authority was delegated by the audit committee, must pre-approve all services provided by the independent registered public accounting firm. Any such pre-approval by the chairperson must be presented to the audit committee at its next regular quarterly meeting. The audit committee has also adopted policies and procedures for pre-approving certain non-prohibited work performed by the Fund’s independent registered public accounting firm. Specifically, the committee has pre-approved the use of KPMG LLP for specific types of services within the following categories: permitted audit, audit-related, tax and other. In each case, the committee has also set a specific annual limit, which can be updated, on the amount of such services which the Fund may obtain from the Fund’s independent registered public accounting firm. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Notwithstanding anything to the contrary set forth in any of the Fund’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act or the Exchange Act.

REPORT OF THE AUDIT COMMITTEE
The role of the audit committee (the “Audit Committee”) of the board of trustees (the “Board”) of Ares Strategic Income Fund (the “Company”) is to assist the Board in fulfilling its oversight responsibilities by (1) overseeing the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by the Fund to the public. However, it is not the Audit Committee’s duty to plan or conduct the audits or to determine that the Fund’s financial statements are complete, accurate and in accordance with generally accepted accounting principles or that its internal control over financial reporting is effective. The Fund’s management is responsible for the preparation, presentation and integrity of its financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
The independent registered public accounting firm is responsible for performing an independent audit of the Fund’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States of America and for auditing and reporting on the effectiveness of the Fund’s internal control over financial reporting.
The Audit Committee has reviewed and discussed the Fund’s audited financial statements, along with management’s assessment of the effectiveness of the Fund’s internal control over financial reporting and the independent registered public accounting firm’s evaluation of the Fund’s internal control over financial reporting, with management and with KPMG LLP, the Fund’s independent registered public accounting firm for 2025. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as currently in effect. The Audit Committee has received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.
The Board has determined that each member of the Audit Committee is independent for purposes of the Investment Company Act of 1940, as amended. The Board has also determined that Sandra R. Anceleitz and Ann Torre Bates are “audit committee financial experts” within the meaning of the rules of the Securities and Exchange Commission.
Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2025 be included in the Fund’s Annual Report on Form 10-K for such year for filing with the Commission. In addition, the Audit Committee has approved, and recommended to the Board that it approve, KPMG LLP to serve as the Fund’s independent registered public accounting firm for the year ending December 31, 2026 and that the selection of KPMG LLP be submitted to the Fund’s shareholders for ratification.
The Audit Committee
Ann Torre Bates (Chairperson)
Sandra R. Anceleitz
Eric B. Siegel
The affirmative vote of shares representing at least a majority of the votes cast at the Annual Meeting is required for ratification of the selection of KPMG LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The persons named in the accompanying proxy intend to vote proxies received by them for this proposal unless a choice “Against” or “Abstain” is specified.
The Board, based on the approval and recommendation of the Audit Committee, recommends voting FOR ratification of the selection of KPMG LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR THE 2027 ANNUAL MEETING
To present nominations of candidates for trustee or shareholder proposals in accordance with Rule 14a-8 of the Exchange Act for consideration at the 2027 Annual Meeting of Shareholders, shareholders must deliver proper notice of any such nominations or proposals in writing to the Secretary of the Fund in a timely manner and comply with applicable law, in each case, as described below. The Fund expects that the 2027 Annual Meeting of Shareholders will be held in June 2027, but the exact date, time and location, if any, of such meeting have yet to be determined.
Deadline for Shareholder Proposals Pursuant to Rule 14a-8
To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Fund’s proxy statement and proxy card for a regularly scheduled annual meeting, a shareholder’s proposal must be made in accordance with Rule 14a-8 under the Exchange Act and be received at the Fund’s principal executive offices not less than 120 calendar days before the anniversary of the date of the mailing of notice for the previous year’s annual meeting. Accordingly, a shareholder’s proposal must be received at the Fund’s principal executive offices no later than December 4, 2026, in order to be included in the Fund’s proxy statement and proxy card for the 2027 Annual Meeting of Shareholders. Proposals should be addressed to the General Counsel & Secretary at the Fund’s principal executive offices, which are located at Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, NY 10167.
Deadline for Notice of Shareholder Nominations and Other Proposals Under Advance-Notice Bylaws
The deadline for delivering a shareholder’s notice of nomination of a candidate for trustee or other proposal for consideration at the 2027 Annual Meeting of Shareholders, under the Fund’s current Bylaws, is not earlier than the 150th calendar day prior to the first anniversary of the date of mailing of notice for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th calendar day prior to the first anniversary of the date of mailing of notice for such annual meeting; provided, however, that if the date of the annual meeting is advanced or delayed by more than 30 calendar days from the anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered not earlier than the 150th calendar day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th calendar day prior to the date of such annual meeting, as originally convened, or (2) the 10th day following the day on which public announcement of the date of such meeting is first made. Accordingly, a shareholder’s notice of nomination of a candidate for trustee or other proposal must be delivered in writing to the Fund’s principal executive offices no earlier than November 4, 2026 and no later than 5:00 p.m., Eastern Time, on December 4, 2026 in order to be considered at the 2027 Annual Meeting. A shareholder’s notice shall be addressed to the General Counsel & Secretary and delivered by certified or registered mail (return receipt requested), hand delivery or courier service at the principal executive offices of the Fund (at the address above) and shall set forth all information required under Section 11 of Article II of the Bylaws.

FINANCIAL STATEMENTS AVAILABLE
A copy of the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 containing audited financial statements accompanies this proxy statement. Such financial statements are hereby incorporated herein by reference.
Along with this proxy statement, the Fund will provide to each shareholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2025. Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov. Other than the financial statements incorporated by reference above, the Annual Report on Form 10-K is not part of the proxy solicitation materials.

HOUSEHOLDING OF PROXY MATERIALS
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year a number of brokers with account holders who are the Fund’s shareholders will be “householding” the Fund’s proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the Fund’s Investor Relations Department at Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167 or 888-818-5298. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Shareholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on June 24, 2026
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at https://materials.proxyvote.com/04020E.

OTHER MATTERS
The Board is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.
You are cordially invited to attend the Annual Meeting electronically at www.virtualshareholdermeeting.com/ASIF2026. Whether or not you plan to attend the Annual Meeting, you are requested to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible. The Annual Meeting will be held in a virtual format only. You will not be able to attend the Annual Meeting physically. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/ASIF2026, you must enter the control number found on your proxy card, voting instruction form or notice you will receive. Please allow time for online check-in procedures. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. If you encounter any technical difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.
As always, the Fund encourages you to vote your shares at the Annual Meeting.
By Order of the Board of Trustees,
R. Kipp deVeer
Chairperson of the Board of Trustees
New York, New York
April 3, 2026

ARES STRATEGIC INCOME FUNDP.O. BOX 219270KANSAS CITY, MO 64105SCAN TOVIEW MATERIALS & VOTE AUTHORIZE YOUR PROXY BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ASIF2026You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.AUTHORIZE YOUR PROXY BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.V88918-P50461DETACH AND RETURN THIS PORTION ONLYARES STRATEGIC INCOME FUNDThe Board of Trustees recommends a vote "FOR" each ofthe trustee nominees in Proposal 1 and "FOR" Proposal 2.1. Election of Trustees1a. Sandra R. Anceleitz*1b. Ann Torre Bates*1c. Steven B. McKeever*1d. Eric B. Siegel*1e. R. Kipp deVeer*1f. Mitchell Goldstein*1g. Michael L. Smith*! ! !! ! !! ! !! ! !! ! !! ! !! ! !2. To ratify the selection of KPMG LLP as the Fund'sindependent registered public accounting firm for theyear ending December 31, 2026.3. To vote and otherwise represent the undersigned on suchother matters as may properly come before the meetingor any adjournment or postponement thereof.For Against Abstain* To elect the person (except as marked to the contrary)as a trustee of the Fund to serve until the 2029 AnnualMeeting of Shareholders and until his or her successoris duly elected and qualifies.NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All jointholders must sign. When signing as an attorney, executor, administrator, guardian or corporateofficer, please provide your FULL title.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

V88919-P50461Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Form 10-K and Privacy Notice are available at https://materials.proxyvote.com/04020ETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ARES STRATEGIC INCOME FUND FOR THE ANNUAL MEETINGOF SHAREHOLDERS TO BE HELD ON JUNE 24, 2026The undersigned hereby appoints Mitchell Goldstein, Michael L. Smith, Jim Miller, Ian Fitzgerald and Naseem Sagati Aghili, or any one of them,and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Shareholdersof Ares Strategic Income Fund (the "Fund") to be held virtually on June 24, 2026 at 12:00 PM EDT, and any adjournments or postponementsthereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and any adjournments orpostponements thereof, and otherwise to represent the undersigned at the meeting, and any adjournments or postponements thereof, withall powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from the Fund prior tothe execution of this proxy of a Notice of Annual Meeting of Shareholders and a Proxy Statement, the terms of which are incorporated hereinby reference, and revokes any proxy heretofore given with respect to such meeting, and any adjournments or postponements thereof.You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ASIF2026.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTEDBUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THENOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2. The votes entitled to be cast by the undersigned will be castin the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment orpostponement thereof. At the present time, the board of trustees knows of no other business to be presented at the meeting.Please mark, sign, date and return this proxy in the enclosed envelope.PROXY — ARES STRATEGIC INCOME FUNDYour vote is important. Please vote immediately.CONTINUED AND TO BE SIGNED ON REVERSE SIDE.